Exhibit 10.6 Form of Nonqualified Stock Option Agreement Supplemental Incentive Program NOTICE OF GRANT NONQUALIFIED STOCK OPTION LAMB WESTON HOLDINGS, INC. 2016 STOCK PLAN (AS AMENDED AND RESTATED AS OF JULY 20, 2017) Lamb Weston Holdings, Inc., a Delaware corporation (the “Company”), has awarded to the Optionee, as identified below, an option (the “Option”) to purchase the number of shares of the Company’s Stock set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Grant (the “Notice”) as well as in the Company’s 2016 Stock Plan (as amended and restated as of July 20, 2017) (the “Plan”) and the Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control. Optionee: Employee ID: Number of Shares of Stock: Exercise Price Per Share: $[60.00][75.00][85.00] Date of Grant: February 6, 2026 Type of Option: Nonqualified Expiration Date: February 6, 2031 Vesting Date: 100% of the shares of Stock subject to the Option will vest and become exercisable on February 6, 2029 (the “Vesting Date”), subject to the terms and conditions set forth in the Agreement. By the Company’s signature below and by the Optionee’s clicking the “Accept” button online, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. The Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of its terms and conditions. For the avoidance of doubt, the Option is intended to constitute a nonqualified stock option and shall not be treated as an “incentive stock option.” The Company has caused this Notice and the Agreement to be effective as of the Date of Grant. LAMB WESTON HOLDINGS, INC. By: Date:

NONQUALIFIED OPTION AGREEMENT LAMB WESTON HOLDINGS, INC. 2016 STOCK PLAN (AS AMENDED AND RESTATED AS OF JULY 20, 2017) Lamb Weston Holdings, Inc., a Delaware corporation (the “Company”), has awarded the Optionee, as named in the Notice of Grant (the “Notice”), to which this Nonqualified Option Agreement (this “Agreement”) is attached, an Option that is subject to the Company’s 2016 Stock Plan (as amended and restated as of July 20, 2017) (the “Plan”), the Notice, and this Agreement, to purchase the number of shares of Stock indicated in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. 1. Definitions. Capitalized terms used herein without definition have the meanings set forth in the Plan. The following terms shall have the respective meanings set forth below: a. “Cause” shall mean: i. the willful and continued failure by the Optionee to substantially perform the Optionee’s duties with the Company or the Successor Company, as applicable (other than any such failure resulting from termination by the Optionee for Good Reason), after a demand for substantial performance is delivered to the Optionee that specifically identifies the manner in which the Company or the Successor Company, as applicable, believes that the Optionee has not substantially performed the Optionee’s duties, and the Optionee has failed to resume substantial performance of the Optionee’s duties on a continuous basis within five days of receiving such demand; ii. the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Company or the Successor Company, as applicable, monetarily or otherwise; or iii. the Optionee’s conviction of, or plea of nolo contendere to, (A) a felony or (B) a misdemeanor which impairs the Optionee’s ability substantially to perform the Optionee’s duties with the Company or the Successor Company, as applicable. For the purposes of this definition, no act, or failure to act, on the Optionee’s part shall be deemed “willful” unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that the Optionee’s action or omission was in the best interest of the Company or Successor Company, as applicable. b. “Change of Control” shall mean the occurrence of any of the following events: i. Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a member of the Board subsequent to the effective date of the Plan whose election, or nomination for the election by the Company’s stockholders, was approved by a vote of at least a majority of the Board members then comprising the Incumbent Board shall be, for purposes of this clause (i), considered as though such person were a member of the Incumbent Board as of the effective date of the Plan; ii. Consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the Voting Power of the reorganized, merged or consolidated entity; iii. Any person becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person, any securities acquired directly from the Company or its affiliates) representing 30% or more of the Voting Power of the Company’s then outstanding securities; iv. A liquidation or dissolution of the Company; or v. The sale of all or substantially all of the assets of the Company. c. “Continuous Employment” shall mean the absence of any interruption or termination of employment with the Company and its Subsidiaries. Continuous Employment shall not be considered interrupted in the case of sick leave, short-term disability (as defined in the Company’s sole discretion), military leave or any other leave of absence approved by the Company. d. “Exercise Price” shall mean the per share purchase price payable on exercise of the Option. e. “Good Reason” means: i. any material failure of the Company or the Successor Company, as applicable, to comply with and satisfy any of the terms of any employment or change in control (or similar) agreement between the Company or the Successor Company, as applicable, and the Optionee pursuant to which the Optionee provides services to the Company or the Successor Company, as applicable; ii. any significant involuntary reduction of the authority, duties or responsibilities held by the Optionee (and, for the avoidance of doubt, involuntary removal of the Optionee from an officer position that the Optionee holds immediately prior to a Change of Control will not, by itself, constitute a significant involuntary reduction of the authority, duties or responsibilities held by the Optionee); iii. any material involuntary reduction in the aggregate target cash remuneration opportunity of the Optionee; or iv. requiring the Optionee to become based at any office or location more than 50 miles from the office or location at which the Optionee is based, except for travel reasonably required in the performance of the Optionee’s responsibilities; provided, however, that, in each case, no termination shall be deemed to be for Good Reason unless (A) the Optionee provides the Company or the Successor Company, as applicable, with written notice setting forth the specific facts or circumstances constituting Good Reason within 90 days after the initial existence of the occurrence of such facts or circumstances, (B) the Company or the Successor Company, as applicable, has failed to cure such facts or circumstances within thirty days of its receipt of such written notice, and (C) the Optionee actually terminates employment within 30 days following the end of the Company’s or the Successor Company’s 30-day cure period, if such event or circumstance has not been cured. 2. Exercise of Option. a. Normal Vesting. This Option shall become vested and exercisable on the Vesting Date as set forth in the Notice, if the Optionee remains in Continuous Employment until such Vesting Date. b. Termination of Employment. If, prior to the Vesting Date set forth in the Notice, the Optionee’s employment with the Company and its Subsidiaries shall terminate: i. by reason of death or involuntary termination due to disability, then this Option shall, to the extent it has not previously been forfeited, become 100% vested and exercisable; ii. by reason of involuntary termination without Cause on or after the date that is 6 months after the Date of Grant, then a pro rata portion of this Option shall vest and become exercisable, with the number of shares of Stock subject to such accelerated vesting determined by multiplying the total number of shares of Stock that are subject to this Option by a fraction, the numerator of which is the total number of calendar days during which the Optionee was employed by the Company or a Subsidiary during the period beginning on the Date of Grant and ending on the date of such termination, and the denominator of which is the total number of calendar days beginning with the Date of Grant and ending on the Vesting Date set forth in the Notice, rounded to the nearest whole number of shares, and the Optionee will forfeit all rights to any portions of the Option that do not vest in accordance with this Section 2(b)(ii); and iii. for Cause prior to the Vesting Date, then (A) this Option, whether vested or unvested prior to such Vesting Date, shall be immediately forfeited without further consideration to the Optionee, and (B) any shares of Stock issued upon the exercise of all or any portion of the Option shall be returned to the Company within the same timeframe and following the same procedures set forth in Section 16(c).

c. Accelerated Vesting in Connection with a Change of Control. i. Upon a Change of Control occurring prior to the Vesting Date set forth in the Notice, if the Optionee has been in Continuous Employment between the Date of Grant and the date of such Change of Control, to the extent that this Option has not previously been forfeited, this Option will fully vest and become fully exercisable, except to the extent that a Replacement Award is provided to the Optionee to replace, continue or adjust the outstanding Option (the “Replaced Award”). If the Optionee is provided with a Replacement Award in connection with the Change of Control, then if, upon or after receiving the Replacement Award, the Optionee’s employment with the Company and its Subsidiaries (or any of its or their successors after the Change of Control) (as applicable, the “Successor Company”) is terminated prior to the Vesting Date by the Optionee for Good Reason or by the Successor Company other than for Cause, in each case within a period of two years after the Change of Control, then, in each case, to the extent that the Replacement Award has not previously been forfeited, (A) the Replacement Award will become fully vested and immediately exercisable in full, and (B) the Replacement Award will remain exercisable for a period of three years following such termination or until the expiration of the stated term of such Replacement Award, whichever period is shorter. ii. For purposes of this Agreement, a “Replacement Award” means an award (A) of the same type (i.e., stock option) as the Replaced Award, (B) that has a value at least equal to the value of the Replaced Award, (C) that relates to publicly traded equity securities of the Successor Company in the Change of Control (or another entity that is affiliated with the Successor Company following the Change of Control), (D) the tax consequences of which for such Optionee under the Code, if the Optionee is subject to U.S. federal income tax under the Code, are not less favorable to the Optionee than the tax consequences of the Replaced Award, and (E) the other terms and conditions of which are not less favorable to the Optionee than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent change of control). A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or ceasing to be exempt from Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding two sentences are satisfied. The determination of whether the conditions of this Section 2(c)(ii) are satisfied will be made in good faith by the Committee, as constituted immediately before the Change of Control, in its sole discretion. d. Right to Exercise. Each vested portion of this Option shall be exercisable beginning on the Vesting Date or vesting event and ending at the conclusion of the applicable Option Expiration Date (as hereinafter defined), all in accordance with the terms of this Agreement and the Plan. To the extent this Option is exercisable, it may be exercised in whole or in part. Subject to Section 2(i) below, this Option shall terminate on the earliest of the following dates (such earliest date, the “Option Expiration Date”): i. 90 days after the date on which the Optionee voluntarily terminates his or her Continuous Employment without Good Reason. The Option may be exercised as to the portion of the Option that is vested (and not previously exercised) at the time such termination of employment occurs; ii. three years after the date of the Optionee’s involuntary termination due to (x) disability (as defined in the Company’s sole discretion), (y) a termination by the Company without Cause or (z) a termination by the Optionee for Good Reason; provided, however, that, in each case, the Company, at the sole and absolute discretion of the Committee, may shorten or eliminate such period. The Option may be exercised as to the portion of the Option that is vested (and not previously exercised) at the time such involuntary termination occurs; iii. three years after the date of the Optionee’s death if the Optionee should die while in Continuous Employment; and

iv. the Expiration Date. e. Method of Exercise. This Option shall be exercisable by delivering to the Company a notice (in accordance with Section 7) which shall state the election to exercise the Option, identify the portion of the Option being exercised and be accompanied by such additional information and documents as the Company in its discretion may prescribe. Such notice shall be accompanied by the payment of the full Exercise Price of the shares then to be purchased, except as provided below. The Exercise Price of any shares of Stock with respect to which the Option is being exercised shall be paid by one or any combination of the following: i. cash, ii. check, iii. wire transfer, iv. certified or cashier’s check, v. subject to the provisions of any applicable insider trading policy, by delivering previously owned shares of Stock held by the Optionee for at least six months valued at Fair Market Value in accordance with Section 6.4 of the Plan, vi. subject to the provisions of any applicable insider trading policy, by electing to have the Company retain shares of Stock that would otherwise be issued upon exercise of the Option valued at Fair Market Value in accordance with Section 6.4 of the Plan, or vii. subject to the provisions of any applicable insider trading policy and applicable law, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion thereof) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sale proceeds to pay both the entire Exercise Price and amounts owed under Section 2(g) of this Agreement. f. Restrictions on Exercise. As a condition to exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation. g. Payment of Taxes Upon Exercise. As a condition of the issuance of shares of Stock upon exercise hereunder, the Optionee agrees to remit to the Company at the time of exercise of this Option any taxes required to be withheld by the Company under Federal, state or local law (the “Withholding Taxes”) as a result of the exercise. The Withholding Taxes may be paid by one or any combination of the following: i. cash, ii. check, iii. wire transfer, iv. certified or cashier’s check, v. subject to the provisions of any applicable insider trading policy, by delivering previously owned shares of Stock held by the Optionee for at least six months valued at Fair Market Value in accordance with Section 12.4 of the Plan, vi. subject to the provisions of any applicable insider trading policy, by electing to have the Company retain shares of Stock that would otherwise be issued upon exercise of the Option valued at Fair Market Value in accordance with Section 12.4 of the Plan, or vii. subject to the provisions of any applicable insider trading policy and subject to applicable law, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion thereof) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sale proceeds to pay both the entire Exercise Price and amounts owed under this Section 2(g). In addition, the Optionee may deliver previously acquired shares of Stock held by the Optionee for at least six months in order to satisfy additional tax withholding above the minimum statutory tax withholding amount permissible; provided, however, that the Optionee shall not be entitled to deliver such additional shares if it would cause adverse accounting consequences for the Company. h. Cancellation of Option. Except as set forth in Section 2(a), Section 2(b), or Section 2(c), upon the Optionee’s termination of employment, any unvested portion of the Option shall immediately terminate and any vested portion of the Option not exercised during the exercise period set forth in Section 2(d) shall automatically terminate at the end of such exercise period. i. Automatic Exercise. Notwithstanding anything in this Agreement to the contrary, but subject to applicable law, if and only if, at 4:15 p.m. ET on the applicable Option Expiration Date, (i) the product of (A) the closing sale price of one share of Stock on the principal stock exchange on which the Stock is then listed (or, if there are no sales of Stock on the Option Expiration Date, on the next preceding trading day during which a sale of Stock occurred), multiplied by (B) the number of shares of Stock subject to the exercisable portion of the Option, exceeds the product of (X) the Exercise Price, multiplied by (Y) the number of shares of Stock subject to the exercisable portion of the Option, by at least $500; (ii) to the extent the Option is exercisable and the Optionee has not yet exercised the Option; and (iii) to the extent the Option has not otherwise expired, terminated, or been cancelled or forfeited, then the Company will deem such remaining exercisable portion of the Option to have been exercised by the Optionee on the Option Expiration Date (and prior to the Option’s termination) at such time (“Automatic Exercise”). Further to such Automatic Exercise, payment of the aggregate Exercise Price for such Automatic Exercise and any applicable withholding taxes in connection with such Automatic Exercise will be deemed to have been made by the Company withholding a number of shares of Stock otherwise issuable in connection with such Automatic Exercise that are equal in value to the amount necessary to satisfy such aggregate Exercise Price payment and applicable Withholding Taxes. To clarify, upon Automatic Exercise, the Company will deliver to the Optionee the number of whole shares of Stock resulting from such Automatic Exercise less a number of shares of Stock equal in value to (x) the aggregate Exercise Price plus (y) any applicable Withholding Taxes. 3. Non-Transferability of Option. This Option may not be assigned, transferred, pledged or hypothecated in any manner (otherwise than by will or the laws of descent or distribution) nor may the Optionee enter into any transaction for the purpose of, or which has the effect of, reducing the market risk of holding the Option by using puts, calls or similar financial techniques. This Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative. Upon any attempt to assign, transfer, pledge, hypothecate, or otherwise dispose of the Option or any related rights to the Option that is contrary to the provisions of this Agreement or the Plan, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall immediately become null and void. The terms of this Option shall be binding upon the beneficiaries, executors, administrators, heirs, successors and assigns (“Successors”) of the Optionee. 4. Stock Subject to the Option. The Company will not be required to issue or deliver any shares of Stock or certificate or certificates for shares of Stock to be issued upon exercise of any vested portion of the Option hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class are then listed and until the Company has taken such steps as may, in the opinion of counsel for the Company, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state securities laws and regulations, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. 5. Rights as Stockholder. The Optionee or the Optionee’s Successors shall have no rights as a stockholder with respect to any shares covered by this Option until the Optionee or the Optionee’s Successors shall have become the beneficial owner of such shares, and, except as provided in Section 6 of this Agreement, no adjustment shall be made for dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which the Optionee or the Optionee’s Successors shall have become the beneficial owner thereof. 6. Adjustments Upon Changes in Capitalization; Change of Control. In the event of any change in corporate capitalization, corporate transaction, sale or other disposition of assets or similar corporate transaction or event involving the Company as described in Section 5.5 of the Plan, the Committee shall make such equitable adjustments as it determines necessary and appropriate, including in the number and type of shares subject to this Option and adjustment in the Exercise Price. No adjustment shall be made if such adjustment is prohibited by Section 5.5 of the Plan (relating to Section 409A of the Code). 7. Notices. Each notice relating to this Agreement shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to its principal office in Eagle, Idaho, Attention: Compensation. Each notice to the Optionee or any other person or persons entitled to exercise the Option shall be addressed to the Optionee’s address and may be in written or electronic form. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to the effect. 8. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee’s Successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionee or his/her Successors may have in respect to the Plan or this Agreement. 9. No Right to Continued Employment. Nothing in this Agreement shall interfere with or affect the rights of the Company or the Optionee under any employment agreement or confer upon the Optionee any right to continued employment with the Company or a Subsidiary. 10. Section 409A of the Code. It is intended that this Agreement comply with or be exempt from the provisions of Section 409A of the Code. This Agreement shall be administered in a manner consistent with this intent. Reference to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any regulations or other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. The Company reserves the unilateral right to amend this Agreement on written notice to the Optionee in order to comply with Section 409A of the Code. The Company makes no representation that any or all of the payments described in this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. None of the Company or any Subsidiary, or any of its or their contractors, agents and employees, nor the Board or any member of the Board, shall be liable for any consequences of any failure to follow the requirements of Section 409A of the Code or any guidance or regulations thereunder. 11. Resolution of Disputes. Any dispute or disagreement which should arise under or as a result of or in any way related to the interpretation, construction or application of this Agreement will be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive for all purposes. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the state of Delaware. 12. Clawback Policy and Stock Ownership Guidelines. Shares of Stock issued upon the exercise of the Option (or any portion thereof) shall be subject to any stock ownership guidelines of the Company applicable to the Optionee. In addition to the clawback described in Section 16(c), the Optionee hereby acknowledges and agrees that the Option and this Agreement (and any shares issued upon exercise of the Option) are subject to the terms and conditions of the Company’s clawback policies as may be in effect from time to time (the “Compensation Recovery Policy”), and that relevant sections of this Agreement shall be deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by receiving the Option, the Optionee (a) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (b) agrees and acknowledges that the Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (c) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy. Such cooperation and assistance shall include (but is not limited to) executing, completing and submitting any documentation necessary, or consenting to Company action, to facilitate the recovery or recoupment by the Company from the Optionee of any such compensation or other amounts, including from the Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code. 13. Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. 14. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal. 15. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and the Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 16. Restrictive Covenants.

(a) Confidentiality. It is a condition to the Optionee’s receipt of the Option that the Optionee execute and agree to the terms of the Company or a Subsidiary’s current and applicable Confidentiality Agreement (the “Confidentiality Agreement”). By electronically accepting this Agreement, the Optionee acknowledges that the Optionee has either already entered into such Confidentiality Agreement with the Company or a Subsidiary as of the date of acceptance or will enter into such agreement within 30 days of the Optionee’s receipt of this Option grant. If such execution is required and the Optionee does not sign and return the Confidentiality Agreement as prompted by the Company’s HR system within 30 days of the Optionee’s receipt of this Option grant, this Option grant and any rights to the Option will terminate and become null and void. The Optionee further acknowledges that as consideration for the Optionee’s agreement to the terms of the Confidentiality Agreement, the Company is providing the Optionee with the opportunity to participate in this Option grant under the Plan and receive the Option evidenced by this Agreement. The Optionee understands that this acknowledgment shall be deemed a part of the Confidentiality Agreement and is to be interpreted in a manner consistent with its terms. (b) Non-Competition and Non-Solicitation. By electronically accepting this Agreement, the Optionee acknowledges that the Optionee has received or will receive specialized training, trade secrets and confidential information from the Company and, in consideration thereof, agrees to the non- competition and non-solicitation provisions set forth in Exhibit A to this Agreement (the “Non-Competition and Non-Solicitation Obligations”). The Optionee further acknowledges that as consideration for the Optionee’s agreement to the terms of the Non-Competition and Non-Solicitation Obligations, the Company is providing the Optionee with the opportunity to participate in this Option grant under the Plan and receive the Option evidenced by this Agreement. Notwithstanding the foregoing, if the Optionee is a resident of the state of California or the state of Minnesota, the Optionee will not be bound by the Non- Competition and Non-Solicitation Obligations. (c) Violation of Restrictive Covenants. Notwithstanding anything herein to the contrary, if the Optionee breaches the Confidentiality Agreement or, if applicable, any of the Non-Competition and Non- Solicitation Obligations, (i) the Optionee shall forfeit the entire Option evidenced by this Agreement, effective on the date on which the Optionee first breached such agreement or obligation(s) and (ii) if such breach occurs following any date on which the Option or a portion thereof is exercised, all shares of Stock issued or transferred to the Optionee pursuant to this Agreement shall be returned by the Optionee to the Company within 30 days after the Company has provided notice to the Optionee of such breach and, if such shares of Stock have been sold by the Optionee, an amount equal to the proceeds from such sale (determined without regard to any taxes paid) shall become due and payable by the Optionee to the Company within 30 days after the Company has provided notice to the Optionee of such breach. Notwithstanding the foregoing, the Committee, in its sole discretion, may waive the Optionee’s obligations described in clause (i) and (ii) at any time if deemed to be in the best interests of the Company. The Optionee acknowledges and agrees that it would be inequitable for the Optionee to benefit from the Option should the Optionee breach the Confidentiality Agreement or, if applicable, any of the Non- Competition and Non-Solicitation Obligations. (d) Remedies; Government Investigations; DTSA. The Optionee acknowledges and agrees that the rights and remedies set forth in this Section 16 are in addition to and are not intended to limit any other rights or remedies the Company may have available to it, both during and at any time after the termination of the Optionee’s employment with the Company, including, without limitation, any rights or remedies the Company may have under the Confidentiality Agreement or other similar agreements. Notwithstanding anything in this Agreement to the contrary, (i) nothing in this Agreement or otherwise limits the Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1935 (the “Exchange Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002) and (ii) nothing in this Agreement prevents the Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and, for purpose of clarity, the Optionee is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act. Furthermore, the U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (x) files any document containing the trade secret under seal and (y) does not disclose the trade secret, except pursuant to court order. 17. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to that state’s conflict of laws rules. The Optionee agrees that the state and federal courts located in the State of Delaware, without regard to or application or conflict of laws principles, will have jurisdiction in any action, suit or proceeding against the Optionee on or arising out of this Agreement, and the Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against the Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process. The Optionee agrees that this Section 17 is necessary so that the Company has uniformity with respect to interpretation of this Agreement for all Optionees, no matter where they may reside. 18. Acknowledgements. The Optionee acknowledges that Exhibit A to this Agreement includes restrictive covenants that could affect the Optionee’s ability to seek employment after the Optionee’s termination of employment with the Company. The Optionee agrees that the Optionee has had at least fourteen (14) days to review this Agreement before being required to execute it (through online acceptance). The Optionee further acknowledges and understands that the Optionee has the right to seek advice from counsel of Optionee’s choosing before accepting this Agreement.

Exhibit A Non-Competition and Non-Solicitation Provisions 1. Definitions. Unless otherwise defined, capitalized terms used in this Exhibit A shall have the meanings given to them in the Agreement or the Plan, as applicable. As used in this Exhibit A: (a) “Company” shall include all Subsidiaries of the Company. (b) “Competing Organization” is defined as any organization that researches, develops, manufactures, markets, distributes and/or sells one or more Competing Products/Services. (c) “Competing Products/Services” means any products, services or activities (including, without limitation, products, services or activities in the planning or development stage during the Non- Compete Period) that compete, directly or indirectly, in whole or in part, with one or more of the material products, services or activities (including, without limitation, products, services or activities in the planning or development stage during the Non-Compete Period) produced, provided, or engaged in by the Company or its affiliates at the time of the Optionee’s termination of employment with the Company and with which the Optionee worked or about which the Optionee obtained any trade secret or other Confidential and Proprietary Information at any time during the five years immediately preceding the Optionee’s termination of employment with the Company. “Material products, services or activities” means the development, manufacture or production of packaged potato, sweet potato, appetizer and vegetable products for the retail, foodservice or institutional channels. If the products manufactured, sold or marketed by the Company are expanded at any time during the Optionee's employment, such additional products will be deemed to be “material products, services or activities” for all purposes under this Agreement. (d) “Confidential and Proprietary Information” is defined as information and data of any kind, in any form, not generally available to the public, concerning any matters affecting or relating to the Company, including but not limited to: names, addresses, and any other characteristics identifying information or aspects of existing or potential Company customers, employees, vendors or suppliers; the business or operations of the Company and/or the financials, products, drawings, plans, processes; or other data of the Company not generally known or available outside of the Company. This definition also includes derivations of Confidential and Proprietary Information, including any information derived, summarized or extracted from any of the foregoing whether observed in writing, electronically, mechanically, and/or orally during the Optionee’s employment with the Company. (e) “Employee” (including its plural) means any person employed by the Company. (f) “Non-Compete Period” means the period from the date of the Agreement through the twelve- month period following the Optionee’s termination of employment with the Company for any reason. (g) “Prohibited Capacity” is defined as (i) any same or similar capacity to that the Optionee held at any time during the last three years of employment with the Company prior to the date of the Optionee’s termination of employment from the Company; (ii) any executive or managerial capacity; (iii) any marketing or sales capacity; or (iv) any capacity in which the Optionee’s knowledge of Confidential and Proprietary Information would render the Optionee’s assistance to a Competing Organization a competitive advantage. (h) “Restricted Geographic Area” is defined as all countries, territories, parishes, municipalities and states in which the Company is doing business or is selling its products at the time of the Optionee’s termination of employment with the Company, including, but not limited to, every parish and municipality in the state of Louisiana.1 The Optionee acknowledges that this 1 These Louisiana parishes currently include Acadia, Allen, Ascension, Assumption, Avoyelles, Beauregard, Bienville, Bossier, Caddo, Calcasieu, Caldwell, Cameron, Catahoula, Claiborne, Concordia, De Soto, East Baton Rouge, East Carroll, East Feliciana, Evangeline, Franklin, Grant, Iberia, Iberville, Jackson, Jefferson, Jefferson Davis, La Salle, Lafayette, Lafourche, Lincoln, Livingston, Madison, Morehouse, Natchitoches,

geographic scope is reasonable given the Optionee’s position with the Company, the international scope of the Company’s business, and the fact that the Optionee could compete with the Company from anywhere the Company does business. (i) “Trade Secret” means information possessed by or developed for the Company, including, without limitation, any compilation of data, program, device, method, system, technique or process, where: (i) the information derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, (ii) the information is the subject of efforts to maintain its secrecy that are reasonable under the circumstances, or (iii) information that constitutes a “trade secret” under the Idaho Trade Secrets Act, IDAHO STAT. § 48-801(5) and/or under the DTSA. 2. Non-Competition. During the Non-Compete Period, the Optionee agrees that he or she will not, within the Restricted Geographic Area, be employed by, work for, consult with, provide services to, or lend assistance to any Competing Organization in a Prohibited Capacity. 3. Non-Solicitation. The Optionee recognizes and agrees that the Company has a legitimate business interest in restricting potential competitors from hiring Employees who possess or otherwise may have or had access to the Company’s or any of its affiliates’ Confidential and Proprietary Information or Trade Secrets. Therefore, the Optionee agrees that during the Optionee’s employment with the Company and through the twelve-month period following the termination of the Optionee’s employment with the Company, the Optionee shall not directly or indirectly through any other person or entity recruit, induce, or attempt to induce any Employee to terminate his or her employment with the Company or otherwise interfere in any way with the employment relationship between the Company and its Employees. This restriction includes, but is not limited to: (a) identifying Employees as potential candidates for employment by name, background or qualifications; (b) recruiting or soliciting Employees; and/or (c) participating in any pre-employment interviews with Employees. 4. California & Minnesota Residents. Notwithstanding anything in the Agreement or in this Exhibit A, if the Optionee is a resident of the state of California or the state of Minnesota, the non-competition and non-solicitation obligations described in this Exhibit A shall not apply. Orleans, Ouachita, Plaquemines, Pointe Coupee, Rapides, Red River, Richland, Sabine, St. Bernard, St. Charles, St. Helena, St. James, St. John The Baptist, St. Landry, St. Martin, St. Mary, St. Tammany, Tangipahoa, Tensas, Terrebonne, Union, Vermilion, Vernon, Washington, Webster, West Baton Rouge, West Carroll, West Feliciana and Winn.